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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                            ------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               NOVEMBER 24, 1997

                          SMARTALK TELESERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                   CALIFORNIA
                    (STATE OR JURISDICTION OF INCORPORATION)

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
                   0-21579                                      95-4502740
           (COMMISSION FILE NUMBER)                 (IRS EMPLOYER IDENTIFICATION NO.)
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        1640 SOUTH SEPULVEDA BOULEVARD, SUITE 500, LOS ANGELES, CA 90025
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (310) 444-8800
                        (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 5. OTHER EVENTS

     The previously audited financial statements of SmarTel Communications, Inc. ("SmarTel") and GTI Telecom, Inc. ("GTI") have been restated and are included herein.

     SmarTalk is party to an Agreement and Plan of Reorganization and Merger by and among SmarTalk, SMTK Acquisition Corp. II and ConQuest Telecommunication Services Corp. ("ConQuest"), dated as of July 30, 1997. Included herein are the audited financial statements of ConQuest for the periods ending December 31, 1994, 1995, and 1996, and the unaudited financial statements of ConQuest for the periods ending September 30, 1996 and 1997.

     Also included herein are the Unaudited Pro Forma Combined Financial Statements of SmarTalk giving effect to (i) the ConQuest merger, (ii) the September 1997 issuance of $150,000,000 of convertible subordinated notes, (iii) the acquisitions of SmarTel and GTI and (iv) the September 1997 settlement of $25,970,000 in subordinated notes issued in connection with the GTI acquisition as if they occurred at the beginning of each period presented or on the dates indicated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        SmarTel's audited and restated financial statements are filed as exhibit 99.1.

        GTI's audited and restated financial statements are filed as exhibit
99.2.

        ConQuest's audited and unaudited financial statements are filed as exhibit 99.3.

     (b) PRO FORMA FINANCIAL INFORMATION

        The Unaudited Pro Forma Financial Statements of SmarTalk are filed as exhibit 99.4.

     (c) EXHIBITS

        23.1 Consent of Arthur Andersen LLP.

        23.2 Consent of KPMG Peat Marwick LLP.

        23.3 Consent of Price Waterhouse LLP.

        23.4 Consent of Ernst & Young LLP.

        99.1 Audited Financial Statements of SmarTel.

        99.2 Audited Financial Statements of GTI.

        99.3 Audited and Unaudited Financial Statements of ConQuest.

        99.4 Unaudited Pro Forma Financial Statements.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SMARTALK TELESERVICES, INC.
                                                  (Registrant)

                                          By    /s/ ERICH L. SPANGENBERG

                                            ------------------------------------
                                                    Erich L. Spangenberg
                                                 Vice Chairman of the Board
                                                and Chief Operating Officer

Date: December 12, 1997
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                                 EXHIBIT INDEX

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NUMBER                                      SUBJECT MATTER
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
23.1     Consent of Arthur Andersen LLP.
23.2     Consent of KPMG Peat Marwick LLP.
23.3     Consent of Price Waterhouse LLP.
23.4     Consent of Ernst & Young LLP.
99.1     Audited Financial Statements of SmarTel.
99.2     Audited Financial Statements of GTI.
99.3     Audited and Unaudited Financial Statements of ConQuest.
99.4     Unaudited Pro Forma Financial Statements.
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